UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – December 5, 2019
(Date of earliest event reported)
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ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	ALLE	New York Stock Exchange
3.500% Senior Notes due 2029	ALLE 3 ½	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

The CEO retirement policy (the “Policy”) of Allegion plc (the “Company”) states that the CEO must retire within a year immediately following his or her 65th birthday and that the Board may, if they deem it appropriate and in the best interests of the Company, extend the CEO’s retirement effective date for up to three years immediately following the CEO’s 65th birthday.
As permitted pursuant to the Policy, on December 5, 2019, the Board of Directors (the “Board”) of the Company decided to extend the retirement effective date that would apply to David D. Petratis, Chairman, President and CEO, for three years following his 65th birthday.
Mr. Petratis is currently 62 years old and this extension is not an indication of Mr. Petratis’ intent to retire at a particular time.
Kirk Hachigian, Lead Director of the Board, stated, “Under Dave Petratis and his management team’s strong and effective leadership since 2013, Allegion has delivered sustained growth, made strategic investments in technology and innovation, and provided great shareholder returns. On behalf of the independent directors, I want to express our continued strong confidence in Dave Petratis as Chairman, President and CEO of Allegion. We look forward to seeing him lead this Company into the future.”
Mr. Petratis stated, “I’m energized about continuing to lead Allegion into the future, as we achieve our vision of ‘seamless access and a safer world.’ We remain committed to designing and manufacturing leading products that utilize cutting-edge technology and redefine security where people live, work and visit globally. I couldn’t be prouder of what our Company and our employees have accomplished since 2013 in terms of innovation, health and safety, as well as shareholder value - and I believe there’s a bright future ahead for Allegion.”

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document in Exhibit 101)

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date:	December 11, 2019	/s/ Jeffrey N. Braun
Jeffrey N. Braun Senior Vice President, General Counsel and Secretary